                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                      ------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)       January 24, 2000
                                                  ------------------------------


                           PAIRGAIN TECHNOLOGIES, INC.
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               (Exact name of Registrant as specified in charter)


          Delaware                      0-22202                  33-0282809
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(State or other jurisdiction          (Commission             (I.R.S. Employer
      of incorporation)              File Number)            Identification No.)


14402 Franklin Avenue, Tustin, California                        92780-7013
--------------------------------------------------------------------------------
(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code        (714) 832-9922
                                                   -----------------------------


                                 Not Applicable
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         (Former name or former address, if changed, since last report.)


                                Page 1 of 4 Pages
                           Exhibit Index is on Page 4

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         ITEM 5.   OTHER EVENTS.

         On January 24, 2000, PairGain Technologies, Inc., a Delaware corporation (the "Company"), issued a press release announcing that it entered into an Asset Purchase Agreement with GlobeSpan, Inc., a Delaware corporation ("GlobeSpan") on January 21, 2000, under which the Company agreed to sell the Company's assets relating to its microelectronics group to GlobeSpan. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by this reference.


         ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.


       Exhibit
       Number

         99.1 Press Release, dated January 24, 2000, entitled "GlobeSpan to Acquire PairGain's Microelectronics Group"



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                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      PAIRGAIN TECHNOLOGIES, INC.


Date:  January 28, 2000               By: /S/ MICHAEL PASCOE
                                          --------------------------------------
                                          Michael Pascoe
                                          President and Chief Executive Officer



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                                  EXHIBIT INDEX
                                  -------------

         The following exhibits are attached hereto and incorporated herein by reference:

      Exhibit                                                                    Sequentially
       Number                                                                   Numbered Pages
       ------                                                                   --------------
        99.1    Press Release, dated January 24, 2000, entitled "GlobeSpan to       5-6
                Acquire PairGain's Microelectronics Group"



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